z INVESTOR PRESENTATION Data as of or for the period ended June 30, 2023 unless otherwise noted

Forward-Looking Statements 2 This presentation may contain forward-looking statements with respect to the Fulton Financial Corporation’s (the “Corporation”) financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s “2023 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the “SEC”) and are, or will be, available in the Investor Relations section of the Corporation's website (www.fultonbank.com) and on the SEC's website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation.

An Undervalued Franchise, Well-Positioned for Long Term Growth, with Strong Liquidity, Solid Capital and Disciplined Credit Culture

- $27.4 billion in assets, ~200 financial centers, ~3,300 team members operating in a customer-dense Mid-Atlantic Market[1]
- Opportunity to meaningfully grow market share[2]
  - *~20.3% deposit market share across the 15 counties where we have a top 5 deposit market share; represents 56% of total deposits*
  - *~1.2% deposit market share across the 39 counties where we do not have a top 5 deposit market share; represents 44% of total deposits*
  - *Over 10% of the U.S. population resides within Fulton's 5-state footprint and Washington D.C.*
- Market Capitalization of ~ $2.1 billion[3]
- Current Valuation[3] of 7.6x last twelve months earnings per share of $1.72[4], 0.9x book value[5], and 1.1x tangible book value[5], at historical lows
- $60 million remaining of a $100 million share repurchase authorization[1]. In July 2023, the Corporation resumed repurchases of its common stock
- Steady increase in shareholder value with a 5-year compound average tangible book value per share growth rate of 3.1%; 6.1% when excluding Accumulated Other Comprehensive Income[5]
- 4.9% dividend yield[6]
- 10-year compound average growth rate in common dividends of 7.2%


Lycoming
Columbia
Centre
Montour
Union
Snyder
Northumberland
Schuylkill
Dauphin
Lebanon
Berks
Lehigh
Northampton
Bucks
Montgomery
Chester
Philadelphia
Delaware
Lancaster
York
Cumberland
Warren
Morris
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
Cecil
New Castle
Sussex
Washington
Frederick
Baltimore
Baltimore City
Howard
Montgomery
Anne Arundel
D.C.
Prince Georges
Fairfax
Albemarle
Henrico

Map includes counties with a financial center and/or a loan production office ("LPO") and incorporated cities in Maryland and Virginia with a financial center and/or LPO.

(1) As of June 30, 2023. (2) Data as of June 30, 2022, per S&P Global Market Intelligence; FDIC SOD; market excludes money center banks and removes online only bank deposits. (3) Based on shares outstanding of 164.0 million and closing price of $13.03 as of September 6, 2023. (4) Last twelve months earnings per share of $1.72 based on the immediately preceding four quarters. (5) As of June 30, 2023, book value per share and tangible book value per share were $14.75 and $11.36, respectively. Tangible book value is a non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on slides titled "Non-GAAP Reconciliation" at the end of this presentation. (6) Based on current quarterly common dividend of $0.16 per share and closing stock price of $13.03 per share as of September 6, 2023.

3

FULTON FINANCIAL CORPORATION

A Robust and Scalable Product Suite Built Upon Significant Investment in Leading Edge Technologies and Customer Adoption Leading Technology Partners Well-positioned to compete in and serve our market • Significant technology spend over past five years • 30+ full-time equivalent employees hired to build out data and analytics capabilities Investment in Best-In-Class Technology Platforms • New commercial origination system • New mortgage origination system • New mortgage loan servicing system • New consumer origination system • New customer relationship management system • Build out of data warehouse and analytical capabilities Fintech investment • Investment in Canapi Ventures, a leading Fintech venture fund Diversified Sources of Revenue Commercial Banking Retail Banking Small Business Treasury Management Wealth and Trust International Services Capital Markets Mortgage Banking 4

An Experienced Executive Team Leveraging a Robust Franchise 5 (1) Includes years of service in public accounting and investment banking as a financial services industry specialist. (2) Includes years of service in public accounting as a financial services industry specialist. ▪ Prudent Expense Management with Opportunities to Further Improve ▪ Strong, Committed and Diverse Liquidity Position ▪ Solid Asset Quality and Reserves ▪ Strong Capital Position ▪ Ability to Supplement an Organic Growth Model with Inorganic Opportunities ▪ A Compelling Value In a Discounted Industry ▪ Valuable Franchise in Attractive Markets ▪ Relationship Banking Strategy Focused on the Customer Experience ▪ Continued Progress in Digital Transformation ▪ Granular, Well-Diversified Loan Portfolio ▪ Attractive Low-Cost, Granular and Tenured Core Deposit Profile ▪ Strong and Diversified Fee Income Generating Products and Business Lines Name Leadership Years at Fulton Years in Financial Services Prior Experience Curt Myers Chairman / CEO 33 33 Various roles since starting career in 1990 Mark McCollom (1) Chief Financial Officer 6 36 PwC, Commercial Banking and Investment Banking Dave Campbell Strategic Initiatives and Operations 14 34 Various roles since 2009 Betsy Chivinski (2) Chief Risk Officer 29 41 Various roles since 1994 Andy Fiol Head of Consumer & Sm. Business 5 23 Capital One, Bank of America Natasha Luddington Chief Legal Officer, Corporate Secretary 2 24 Pacific Western Bank, several Washington D.C. law firms Meg Mueller Head of Commercial Banking 27 37 Various roles since 1996 Angie Sargent Chief Information Officer 31 31 Various roles since 1992 Angela Snyder Chief Banking Officer 21 37 Various roles since 2002 Karthik Sridharan Chief Operations and Technology Officer 1 20 Executive roles at regional and Fortune 500 companies Bernadette Taylor Chief Human Resources Officer 29 34 Various roles since 1994

6 Approach to Environmental, Social & Governance (“ESG”) - Doing what is right is a core value at Fulton. ESG is not about “checking a box,” we focus on activities that meaningfully change lives for the better. • Enhanced 2022 Corporate Social Responsibility report with selected ESG metrics. • Integrity is fundamental to governance at Fulton. The Corporation’s established Board governance and oversight of ESG principles and priorities support management’s efforts to build maturity and capability. • The Climate Impact Working Group underscores the Corporation’s commitment to progressing its understanding of, and reporting on, climate-related risks and activities. READ THE REPORT Protecting the Environment Changing Lives for the Better Corporate Governance Environment The Corporation is committed to practicing environmental stewardship in its everyday operations Operational measures like waste reduction and smart energy use, as well as financing sustainable projects are core to these efforts Governance Core values and guiding behavior lead the Corporation to demonstrate the highest professional and ethical standards in all business activities The Corporation operates under a robust board- and management-level enterprise risk management structure Employees The Corporation is committed to creating a workforce that reflects its communities and values diversity, equity and inclusion Customers The Corporation has a proven track record of fair and responsible banking – rated “Outstanding” for Community Reinvestment Act performance Community Employees live and work in the communities we serve and want to see these communities thrive. Through the Fulton Forward® initiative, the Corporation gives back by paying it forward 6

Operating In Dense and Stable Markets With Tenured Market Share 7 Note: Data as of June 30, 2022 per S&P Global Market Intelligence; FDIC Summary of Deposits. (1) Median Household (“HH”) Income, 2022 – 2027 Projected Population Change and Projected HH Income Change are weighted by deposits in each MSA.

Continually Identifying Opportunities in Growing Urban Markets

Philadelphia, PA County Deposit Market Share - Top 20				
2022 Deposit Rank	*Parent Company Name*	*Number of Branches*	*Total Deposits In Market ($000)*	*Total Deposit Market Share (%)*
1	The PNC Finl Svcs Grp (PA)	34	14,606,086	21.60
2	Bank of America Corporation (NC)	17	14,536,373	21.50
3	Wells Fargo & Co. (CA)	34	11,385,785	16.84
4	Citizens Financial Group Inc. (RI)	41	7,907,332	11.69
5	The Toronto-Dominion Bank	20	5,117,172	7.57
6	Banco Santander S.A.	16	4,220,471	6.24
7	WSFS Financial Corp. (DE)	11	1,976,955	2.92
8	M&T Bank Corp. (NY)	5	1,421,817	2.10
9	Firstrust SB (PA)	5	1,263,781	1.87
10	Republic First Bancorp Inc. (PA)	7	877,006	1.30
11	JPMorgan Chase & Co. (NY)	14	761,889	1.13
12	Truist Financial Corp. (NC)	10	735,733	1.09
13	**Fulton Financial Corp. (PA)** [1]	**13**	**572,196**	**0.85**
14	Univest Financial Corp. (PA)	6	500,061	0.74
15	Asian Financial Corp. (PA)	2	273,120	0.40
16	United SB (PA)	3	224,684	0.33
17	Hyperion Bancshares Inc. (PA)	1	149,461	0.22
18	Parke Bancorp Inc. (NJ)	2	144,655	0.21
19	S&T Bancorp Inc. (PA)	2	134,176	0.20
20	OceanFirst Financial Corp. (NJ)	1	128,077	0.19
	All Others	***24***	***681,161***	***1.01***
	Total For Philadelphia County	***268***	***67,617,991***	***100.00***

Commentary

- Philadelphia remains a natural fill-in opportunity within our current footprint
  - 1 financial center opened in 1Q22
  - 1 financial center opened in 3Q23
  - 1 financial center targeted to open in 4Q23
- Philadelphia Market:
  - The acquisition of Prudential Bancorp, Inc. ("Prudential Bancorp") added 8 locations in Philadelphia County, with 2 being consolidated into Fulton branches on November 5, 2022
  - The top 5 banks have ~80% of the deposit market share
  - Presents a tremendous growth opportunity for Fulton
- Baltimore is another targeted area for growth
  - Opened 1 financial center 2022
- Richmond, Virginia will see a new financial center open in late 2023, taking total locations to 3 in the Richmond market
- Health Care, Life Sciences, Technology and Professional Services are major economic forces, which are target business segments for Fulton

Note: Deposit data as of June 30, 2022 per S&P Global Market Intelligence (excludes non-retail deposits and closed/proposed branches); FDIC Summary of Deposits.

[1] Includes 8 financial centers from the acquisition of Prudential Bancorp, Inc.

8

FULTON FINANCIAL CORPORATION

With a Well-Diversified Loan Portfolio with Balanced Growth among Loan Types . . . 9 Note: Loan portfolio composition is based on average loan balances for the years ended December 31, 2019 to 2022 and six months ended June 30, 2023. (1) Presented on a fully-taxable equivalent (“FTE”) basis using a 21% federal tax rate and statutory interest expense disallowances. The C&I category includes Paycheck Protection Program (“PPP”) loan growth and forgiveness during the 2020 – 2023 timeframe. The Corporation ended with $7.5 million in PPP loans as of June 30, 2023. The Construction category includes residential construction loans. ▪ Loan growth remains balanced, with adjustable-rate mortgage growth in 2022 and YTD 2023 outpacing other categories, despite the rise in mortgage rates. ▪ Fulton Mortgage Company is a branded business with a purchase-oriented customer base, predominantly serving our five-state footprint. ▪ Commercial mortgage, a diverse portfolio itself, continues to grow at a mid-single-digits growth rate. $6.5 $6.9 $7.1 $7.5 $7.7 $4.5 $5.5 $5.1 $4.2 $4.6 $1.4 $1.3 $1.1 $1.1 $1.1 $2.4 $2.9 $3.5 $4.3 $4.9 $0.9 $1.0 $1.1 $1.2 $1.3 $0.7 $0.7 $0.7 $0.9 $1.1 $16.4 $18.3 $18.6 $19.2 $20.7 4.55% 3.63% 3.46% 4.00% 5.36% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $22.0 2019 2020 2021 2022 YTD Q2 2023 To tal Lo an P o rtfo lio Yield (1)A ve ra ge L o an P o rt fo lio B al an ce s Comm'l Mtg C&I Home Equity Res Mtg Construction Consumer/Other FTE loan yield (dollars in billions) (1)

10 (1) Refer to the Corporation’s Proxy Statement for listing of peers. (2) LTV as of most recent appraisal. Loan Mix is Diversified and Granular, with Low CRE Concentration, and Office Loans Representing 3% of Total Loans Office Only Profile • $757 million in office loan commitments • $707 million in office loans outstanding • representing 3% of total loans • Average loan size is $2.2 million • Weighted average loan-to-value(2) (“LTV”) ratio of 61% • Weighted average debt service coverage ratio (“DSCR”) of 1.37x • 75% of loans with recourse • 64% LTV; 1.34x DSCR • 25% of loans non-recourse • 55% LTV; 1.48x DSCR • 7 relationships over $20 million, totaling $178 million in loan commitments, including: • 5 commitments over $20 million • 3 relationships in central business districts • $165 million in total commitments located in central business districts • Commercial real estate as a percentage (%) of total risk-based capital is low versus peers at 180% (1)

The Office Portfolio is Granular, Diversified, and Tenured 11 (1) Metropolitan Statistical Areas of “MSAs” titled in short name for presentation purposes. The Corporation’s presence in the New York-Newark-Jersey City MSA extends from central NJ into northern NJ, and no office loans in the state of New York component of the New York MSA. Office portfolio metrics as of June 30, 2023.

Non-Performing Loans In Decline, Net Charge-Offs Back to Modest Levels and Provision Expense and Allowance For Credit Losses Increasing Due to Strong Loan Growth and Changes in the Macroeconomic Outlook 12 (1) Includes the CECL Day 1 provision for credit losses of $8.0 million for the acquired Prudential Bancorp, Inc. loan portfolio. (2) The allowance for credit losses (“ACL”) relates specifically to "Loans, net of unearned income" and does not include reserves related to off-balance- sheet credit exposures. (dollars in millions) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans Net Charge-offs (NCOs) and NCOs to Average Loans ACL(2) to NPLs & Loans (1)

And An Attractive Core Deposit Profile Despite Near-Term Industry Pressures 13 ▪ Growth in deposit customers partially offsetting declining average balances as household growth remains at the forefront of our long-term relationship banking strategy ▪ Deposit betas remain below loan betas, at 26% and 46%, respectively ▪ 72% of deposits managed by a diligent pricing process; approximately 28% of the deposit base at June 30 is noninterest-bearing Note: Deposit composition is based on average deposit balances for the years ended December 31, 2019 to 2022 and the second quarter of 2023. Average brokered deposits were $245 million for 2019, $311 million for 2020, $287 million for 2021, $262 million for 2022 and $699 million for the six months ended June 30, 2023. Core Deposits equal total deposits less brokered and time deposits. (1) Deposit costs calculated by dividing interest expense on interest-bearing deposits by total average deposits. $2.9 $2.5 $1.9 $1.6 $1.9 $4.2 $5.7 $7.2 $7.5 $6.3 $4.4 $5.3 $6.0 $5.6 $5.4 $3.6 $3.9 $4.2 $4.2 $4.4 $1.5 $1.7 $2.1 $2.3 $2.2 $16.8 $19.4 $21.7 $21.5 $20.9 0.79% 0.36% 0.14% 0.20% 1.08% 0.00% 0.50% 1.00% 1.50% 2.00% $- $4.0 $8.0 $12.0 $16.0 $20.0 $24.0 2019 2020 2021 2022 YTD 2Q 2023 D ep o sit C o sts (1) A ve ra ge D ep o si t B al an ce s Time Non-Int DDA Int DDA Money Mkt Savings Brokered Deposits Costs (dollars in billions) (1)

14 Noninterest-Bearing Deposit Mix Trend Has Increased Over Time With The Growth In Commercial Banking Source: -S&P Global Market Intelligence, Federal Reserve Bank of New York - Corporation’s reported results for NIM and percentage of Noninterest-Bearing Deposits at June 30, 2023 • Growth in the Corporation’s commercial banking business as well as the historically low levels of interest rates for much of the post-2008 period contributed to a generally increasing trend in the percentage of noninterest-bearing deposits • Prior to 2008, noninterest-bearing deposits averaged 15% - 20% of total deposits. As of June 30, 2023, noninterest-bearing deposits were 28% of total deposits down from a peak of 35% in June 2022 • Deposit growth, including growth in noninterest-bearing deposits, remains a key component of the Corporation’s relationship banking strategy

And the Deposit Portfolio Is Granular, Tenured and Diversified 15 * Not meaningful

16 (1) Includes cash at the FHLB and Federal Reserve and vault cash for liquidity purposes only. (2) Includes accrued interest, fees, and other adjustments. (3) Brokered deposit availability is based upon internal policy limit. Committed Liquidity is Healthy, Covering 160% of Net Estimated Uninsured Deposits. Insured and Collateralized Deposits Represent 76% of Total Deposits.

Managing Expenses and Selective Investments To Offset Inflationary Headwinds 17 ~ $730 million ~ $610 million Efficiency Ratio(1) ▪ Positive operating leverage and recent impact of higher interest rates resulted in improvement in the efficiency ratio o 2021 reflects the impact of the previously announced cost savings initiatives focused on our financial center optimization, efficient delivery systems, reallocation of management responsibilities and a streamlining of functions. The costs associated with these initiatives were primarily recognized in 2020 o 2022 driven by higher interest rates expanding net interest margin, offsetting inflationary pressures on expenses o YTD 2Q23 driven by expenses that are in-line with expectations, strong NII, driven by the full effect of the acquisition of Prudential Bancorp, followed by 3 consecutive quarters of strong organic loan growth, and a strong fee income base Operating Non-Interest Expense / Average Assets(1) ▪ Expense management through the pandemic along with elevated assets peaking in 3Q21 drove the non-interest expense to average assets ratio lower. Peak deposit balances and excess cash in 3Q21 were primary drivers ▪ Expense increases in 2022 attributable to incentive compensation accruals consistent with strong performance a d results, selective investments in technological initiatives and several non-operating items that were expected to reset at lower levels in 2023 ▪ Modest expense increases year to date, consistent growth in average assets in 2023 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 68.0% 2018Y 2019Y 2020Y 2021Y 2022Y YTD 2Q 2023 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 2018Y 2019Y 2020Y 2021Y 2022Y YTD 2Q 2023 Efficiency Ratio (FTE) Operating Non-Interest Expense / Average Assets (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation.

18 Strong and Stable Capitalization(1) Provides Flexibility. . . ▪ Strong regulatory capital ratios provide operational and strategic flexibility ▪ Share repurchase authorization of $60 million remaining as of June 30, 2023, out of an original $100 million authorization, in place through December 31, 2023. In July 2023, the Corporation resumed repurchasing shares of its common stock ▪ Ratios improving as internal capital generation exceeds tangible and risk-weighted asset growth ▪ Current common dividend of $0.16, which has doubled in the past 10 years (1) Regulatory capital ratios and excess capital amounts as of June 30, 2023. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. (dollars in millions) 9.3% 10.1% 11.0% 13.8% $1,156 $712 $566 $754 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Tier 1 Leverage CE Tier 1 Tier 1 Risk-Based Total Risk-Based n Regulatory Minimums n Excess(2)

. . . And Remains Solid When Adjusted for Unrealized Losses on the Investment Securities Portfolio(1) (1) Regulatory capital ratios and excess capital amounts are based on actual amounts as of June 30, 2023. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. (3) Tier 1 Leverage and CE Tier 1 capital ratios were adjusted to incorporate the unrealized loss, net of tax, on held-to-maturity investment securities of $115.0 million and the unrealized loss, net of tax, on available-for-sale investment securities of $311.8 million. (4) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. n Regulatory Minimums n Excess(2) Tier 1 Leverage(3) CE Tier 1(3) TCE(4) 19 | | | | | | | | | | | | | |

2023 OUTLOOK Net interest income: $830 - $840 million(1) Non-interest income: $220 - $230 million(2) Provision for credit losses: $55 - $65 million(3) Non-interest expense: $645 - $660 million Effective tax rate: 17.5% +/-(4) 20 (1) Includes Fed Funds Rate increase of 25 bps in July 2023. Updated as of 2Q23, previously: $850 - $870 million. (2) Excludes investment securities gains. (3) Updated as of 2Q23, previously: $55 - $70 million. (4) Updated as of 2Q23, previously: 18.5% +/-.

2Q 2023 FINANCIAL HIGHLIGHTS

(1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. Income Statement Summary 22 2Q23 1Q23 2Q22 (dollars in thousands, except per-share data) Net interest income $212,852 $215,587 $178,831 Provision for credit losses 9,747 24,544 1,500 Non-interest income 60,589 51,730 58,383 Securities gains (losses) (4) 23 8 Non-interest expense 168,018 159,616 148,703 Merger-related expenses — — 1,027 Income before income taxes 95,672 83,180 85,992 Income taxes 16,065 14,866 16,003 Net income 79,607 68,314 69,989 Preferred stock dividends (2,562) (2,562) (2,562) Net income available to common shareholders $77,045 $65,752 $67,427 Net income available to common shareholders, per share (diluted) $0.46 $0.39 $0.42 Operating net income available to common shareholders, per share (diluted)(1) $0.47 $0.39 $0.42 ROAA 1.17% 1.03% 1.10% Operating ROAA(1) 1.18% 1.04% 1.11% ROAE 12.59% 11.02% 11.57% ROAE (tangible)(1) 16.52% 14.46% 15.23% Efficiency ratio(1) 60.1% 58.5% 61.4%

Net Interest Income And Margin 23 ~ $730 million ~ $610 million (DOLLARS IN MILLIONS) (DOLLARS IN BILLIONS) (DOLLARS IN BILLIONS) Average Interest-Earning Assets & YieldsNet Interest Income & Net Interest Margin Average Deposits and Borrowings & Other & Cost of Funds

24 Fully Integrated Businesses Drive Significant Sources of Non-Interest Income(1) (1) Excludes investment securities gains.

25 Focus on Controlling Non-interest Expense

APPENDIX

Non-GAAP Reconciliation 27 Note: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Three months ended (dollars in thousands) Jun 30 Mar 31 Jun 30 2023 2023 2022 Operating net income available to common shareholders Net income available to common shareholders $77,045 $65,752 $67,427 Plus: Core deposit intangible amortization 912 514 — Plus: Merger-related expenses — — 1,027 Less: Tax impact of adjustments (192) (108) (216) Operating net income available to common shareholders (numerator) $77,765 $66,158 $68,238 Weighted average shares (diluted) (denominator) 167,191 168,401 162,075 Operating net income available to common shareholders, per share (diluted) $0.47 $0.39 $0.42

Non-GAAP Reconciliation 28 Three months ended (dollars in thousands) Jun 30 Mar 31 Jun 30 2023 2023 2022 Operating return on average assets Net income $79,607 $68,314 $69,989 Plus: Core deposit intangible amortization 912 514 — Plus: Merger-related expenses — — 1,027 Less: Tax impact of adjustments (192) (108) (216) Operating net income (numerator) $80,327 $68,720 $70,800 Total average assets (denominator) $27,235,567 $26,900,653 $25,578,432 Operating return on average assets 1.18% 1.04% 1.11%

Non-GAAP Reconciliation 29 Three months ended (dollars in thousands) Jun 30 Mar 31 Jun 30 2023 2023 2022 Return on average common shareholders' equity (tangible) Net income available to common shareholders $77,045 $65,752 $67,427 Plus: Intangible amortization 1,072 674 177 Plus: Merger-related expenses — — 1,027 Less: Tax impact of adjustments (225) (142) (253) Operating net income available to common shareholders (numerator) $77,892 $66,284 $68,378 Average shareholders' equity $2,647,464 $2,613,316 $2,531,346 Less: Average preferred stock (192,878) (192,878) (192,878) Less: Average goodwill and intangible assets (563,146) (561,744) (537,786) Average tangible common shareholders' equity (denominator) $1,891,440 $1,858,694 $1,800,682 Return on average common shareholders' equity (tangible) 16.52% 14.46% 15.23%

30 Non-GAAP Reconciliation (dollars in thousands) Three months ended Jun 30 Mar 31 Jun 30 Efficiency ratio 2023 2023 2022 Non-interest expense $168,018 $159,616 $149,730 Less: Amortization of tax credit investments — — (696) Less: Merger-related expenses — — (1,027) Less: Intangible amortization (1,072) (674) (177) Non-interest expense (numerator) $166,946 $158,942 $147,830 Net interest income $212,852 $215,587 $178,831 Tax equivalent adjustment 4,405 4,414 3,427 Plus: Total non-interest income 60,585 51,753 58,391 Less: Investment securities (gains) losses, net 4 (23) (8) Total revenue (denominator) $277,846 $271,731 $240,641 Efficiency ratio 60.1% 58.5% 61.4%

Non-GAAP Reconciliation

(dollars in thousands, except per share data)

	Years Ended					Three Months Ended
	Jun 30 2018	Jun 30 2019	Jun 30 2020	Jun 30 2021	Jun 30 2022	Jun 30 2023
Tangible book value per share						
Shareholders' equity	$2,245,785	$2,308,798	$2,340,501	$2,692,958	$2,471,093	$2,642,152
Less: Goodwill and intangible assets	(531,556)	(535,249)	(535,039)	(536,847)	(537,700)	(561,885)
Less: Preferred stock	-	-	-	(192,878)	(192,878)	(192,878)
Tangible common shareholders' equity (numerator)	$1,714,229	$1,773,549	$1,805,462	$1,963,233	$1,740,515	$1,887,389
Share oustanding, end of period (denominator)	175,847	166,903	161,958	162,988	161,057	166,097
Tangible book value per share	$9.75	$10.63	$11.15	$12.05	$10.81	$11.36
Tangible book value per share excluding AOCI						
Shareholders' equity	$2,245,785	$2,308,798	$2,340,501	$2,692,958	$2,471,093	$2,642,152
Less: Goodwill and intangible assets	(531,556)	(535,249)	(535,039)	(536,847)	(537,700)	(561,885)
Less: Preferred stock	-	-	-	(192,878)	(192,878)	(192,878)
Tangible common shareholders' equity	$1,714,229	$1,773,549	$1,805,462	$1,963,233	$1,740,515	$1,887,389
Less/Plus: Accumulated other comprehensive income ("AOCI")	(73,258)	(12,157)	51,439	47,201	(304,210)	(379,286)
Tangible common shareholders' equity (numerator) excluding AOCI	$1,787,487	$1,785,706	$1,754,023	$1,916,032	$2,044,725	$2,266,675
Share oustanding, end of period (denominator)	175,847	166,903	161,958	162,988	161,057	166,097
Tangible book value per share excluding AOCI	$10.17	$10.70	$10.83	$11.76	$12.70	$13.65

31

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation

(dollars in thousands)	Years Ended					Six Months Ended
	2018	2019	2020	2021	2022	2023
Efficiency ratio						
Non-interest expense	$546,104	$567,736	$579,440	$617,830	$633,728	$327,636
Less: Amortization of tax credit investments	(11,449)	(6,021)	(6,126)	(6,187)	(2,783)	-
Less: Intangible Amortization	-	(1,427)	(529)	(589)	(1,731)	(1,746)
Less: Merger-related expenses	-	-	-	-	(10,328)	-
Less: Debt extinguishment costs	-	(4,326)	(2,878)	(33,249)	-	-
Non-interest expense (numerator)	$534,655	$555,962	$569,907	$577,805	$618,886	$325,890
Net interest income (fully taxable-equivalent)	$642,577	$661,356	$641,509	$676,026	$796,629	$437,258
Plus: Total Non-interest income	195,525	216,160	229,388	273,745	227,130	112,339
Less: Investment securities gains (losses)	(37)	(4,733)	(3,053)	(33,516)	27	(19)
Net interest income (denominator)	$838,065	$872,783	$867,844	$916,255	$1,023,786	$549,578
Efficiency ratio	63.8%	63.7%	65.7%	63.1%	60.5%	59.3%

Excluding Cost Saving Initiatives Expenses:

	Year Ended
	2020
Efficiency ratio	
Non-interest expense (numerator)	$569,907
Less: cost saving initiatives expenses	(16,200)
Non-interest expense excluding cost saving initiatives expenses (numerator)	$553,707
Net interest income (denominator)	$867,844
Efficiency ratio excluding cost saving initiatives expenses	63.8%

32

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation 33 (dol lars in thousands) 2018 2019 2020 2021 2022 2023 Operating non-interest expense to total average assets Non-interest expense $546,104 $567,736 $579,440 $617,830 $633,728 $327,636 Less : Amortization of tax credit investments (11,449) (6,021) (6,126) (6,187) (2,783) - Less : Intangible Amortization - (1,427) (529) (589) (1,731) (1,746) Less : Merger-related expenses - - - - (10,328) - Less : Debt extinguishment costs - (4,326) (2,878) (33,249) - - Non-interest expense (numerator) $534,655 $555,962 $569,907 $577,805 $618,886 $325,890 Total average assets (demonimator) $20,183,202 $21,258,040 $24,333,717 $26,170,333 $25,971,484 $27,069,036 Operating non-interest expense to total average assets 2.65% 2.62% 2.34% 2.21% 2.38% 2.43% Years Ended Six Months Ended

Non-GAAP Reconciliation 34 Three months ended (dollars in thousands) Jun 30 2023 Adjusted tangible common equity to tangible assets (TCE Ratio) Shareholders' equity $ 2,642,152 Less: Preferred stock (192,878) Less: Goodwill and intangible assets (561,885) Less: Unrealized gains (losses) - HTM (148,690) Less: Tax impact of adjustments 33,678 Adjusted tangible common shareholders' equity (numerator) $ 1,772,377 Total assets $ 27,403,163 Less: Goodwill and intangible assets (561,885) Less: Unrealized gains (losses) - HTM (148,690) Less: Tax impact of adjustments 33,678 Adjusted total tangible assets (denominator) $ 26,726,266 Adjusted tangible common equity to tangible assets 6.6%

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